ACQUISTION OF EG ACQUISITION LLC (Disclosure of total purchase price) (Details) - EG Acquisition LLC [Member] $ in Thousands	Mar. 27, 2025 USD ($)
Disclosure of detailed information about business combination [Line Items]
Cash paid on closing of the transaction	$ 6,489
Fair value of Contingent Consideration	1,000
External legal and advisory fees and due diligence costs	356
Total purchase price	$ 7,845